Exhibit 99.1

The Maslow Media Group, Inc. Completes Reverse Merger With Reliability Incorporated

Rockville, Md., November 5, 2019 – Reliability Incorporated (OTC: RLBY) today announced that it has completed a reverse merger with The Maslow Media Group, Inc., a provider of workforce management solutions that include employer of record (EOR), staffing and recruiting, managed services and production services. Shares of Reliability’s common stock are quoted under the symbol “RLBY.”

Nick Tsahalis, President of the Company, stated, “We are excited for Maslow’s future. As a public company, we believe we will have a greater opportunity to tell our story and the ability to access capital in a more efficient manner. We have built Maslow into a true leader within the workforce management solutions space and our focus as a public company will be rapid growth through acquisitions, continued organic growth and development of our platform.”

The Company filed a Current Report on Form 8-K with the Securities and Exchange Commission on October 30, 2019. The Form 8-K contains details regarding reverse merger and can be viewed at: https://www.sec.gov/Archives/edgar/data/34285/000149315219016124/form8-k.htm.

Mark Speck, the Company’s Chief Financial Officer, stated, “This marks the beginning of a new chapter for Maslow. We believe we have the foundation for a thriving company that can now accelerate its growth with this reverse merger.”

About Us

Reliability Incorporated is a publicly reporting company with common stock quoted on the OTC Pink tier of the OTC Markets Group. The Maslow Media Group, Inc., a wholly owned subsidiary of Reliability Incorporated, is an established, U.S.-based provider of workforce management solutions that include employer of record (EOR), staffing and recruiting, managed services and production services that leverage tight integration with customer systems using secure, cloud-based technology. The Company is building a synergistic portfolio of staffing and technology companies to compliment related services and solutions. Services are supported with both on-shore and off-shore project resources, providing a complete suite of outsourced human resources functions, such as background checks, payroll management and benefits administration. Target markets include corporations in Communications, Aerospace, Architecture& Design, Automotive, Education, Insurance, Investment Banking, Information Technology, Media, Oil & Gas, and Federal, State and Local Government. For additional information visit www.maslowmedia.com.

Forward-Looking Statements

This release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by certain words or phrases such as “may”, “will”, “will be”, “aim”, “will likely result”, “believe”, “expect”, “will continue”, “anticipate”, “estimate”, “intend”, “plan”, “contemplate”, “seek to”, “future”, “objective”, “goal”, “project”, “should”, “will pursue” and similar expressions or variations of such expressions. These forward-looking statements reflect the Company’s current expectations about its future plans and performance. These forward-looking statements rely on a number of assumptions and estimates which could be inaccurate and which are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Investor Relations Contact

Andrew Barwicki

516-662-9461 / Andrew@barwicki.com